UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2024

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On August 9, 2024, Riot Platforms, Inc. (“Riot”, the “Company”, “we”, “us”, “our”, etc.) entered into a Controlled Equity OfferingSM Sales Agreement, dated as of August 9, 2024 (the “2024 Sales Agreement”), with Cantor Fitzgerald & Co.; B. Riley Securities, Inc.; BTIG, LLC; Roth Capital Partners, LLC; Stifel Nicolaus Canada Inc.; Compass Point Research & Trading, LLC; Northland Securities, Inc.; and ATB Capital Markets USA Inc. (collectively, the “Sales Agents”). Pursuant to the 2024 Sales Agreement, we may offer and sell, through the Sales Agents, an indeterminate number of shares of Riot’s common stock, no par value per share (“Common Stock”), having an aggregate initial offering price of up to $750,000,000 (the “Placement Shares”) at prevailing market prices from time to time, in an “at-the-market offering” within the meaning of Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including sales made to the public directly on or through the Nasdaq Capital Market and any other trading market for our Common Stock (the “Offering”).

The Placement Shares will be offered and sold under the Company’s automatically effective universal shelf Registration Statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 9, 2024 (the “2024 Registration Statement”), pursuant to the prospectus supplement filed with the SEC on August 9, 2024, which supplements and amends the base prospectus filed with the 2024 Registration Statement.

Under the 2024 Sales Agreement, we may deliver placement notices to the Sales Agents designating the number of Placement Shares, and the minimum price per share thereof to be offered, from time to time in the Offering. Subject to the terms and conditions of the 2024 Sales Agreement, however, the Sales Agents are not required to sell any specific number or dollar amount of Placement Shares, but rather, will use their commercially reasonable efforts as our Sales Agents to sell the Placement Shares pursuant to our placement notices, consistent with their normal trading and sales practices, applicable state and federal law, and the rules of the Nasdaq Stock Market. We or the Sales Agents may suspend the offering of Placement Shares by notifying the other party at any time throughout the Offering. According to the 2024 Sales Agreement, the Offering will terminate automatically upon the sale of Placement Shares having an initial offering price of $750,000,000, or upon notice by us or the Sales Agents or the parties’ mutual agreement.

Pursuant to the 2024 Sales Agreement, we have agreed to pay the Sales Agents a commission of up to 3.0% of the gross sales price of the Placement Shares sold in the Offering and to reimburse them for certain expenses incurred in connection with the Offering. We made certain customary representations, warranties and covenants concerning the Company and the Placement Shares in the 2024 Sales Agreement and agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act and the Securities Exchange Act of 1934, as amended, as set forth in the Sales Agreement.

The foregoing description of the 2024 Sales Agreement is a summary and is qualified in its entirety by reference to the 2024 Sales Agreement, a copy of which was filed as Exhibit 1.2 to the 2024 Registration Statement, which is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of offers to buy any securities, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 1.02 – Termination of a Material Definitive Agreement.

Effective as of August 5, 2024, the Company terminated the prior Controlled Equity OfferingSM Sales Agreement, dated as of August 9, 2023 (the “2023 Sales Agreement”), with the sales agents identified therein, a copy of which is filed as Exhibit 1.1 to the Company’s current report on Form 8-K filed with the SEC on August 9, 2023. Accordingly, with the termination of the 2023 Sales Agreement, the Company also terminated its “at-the-market” offering of shares of the Company’s Common Stock conducted pursuant to the Company’s prospectus supplement filed with the SEC on February 26, 2024 (the “Prior Prospectus Supplement”) to the registration statement on Form S-3 filed with the SEC on August 31, 2021 (the “2021 Registration Statement”). As of the termination of the 2023 Sales Agreement and the associated offering, the Company had sold $471,936,757.63 of shares of Common Stock, with $278,063,242.37 of shares of Common Stock remaining unsold thereunder. No further offerings or sales of Common Stock will be conducted under the 2023 Sales Agreement or the Prior Prospectus Supplement and the offering of securities under the 2021 Registration Statement was deemed terminated upon filing of the 2024 Registration Statement. There are no costs or payments associated with the early termination of the 2023 Sales Agreement.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
1.1*

Controlled Equity OfferingSM Sales Agreement, dated as of August 9, 2024, by and among Riot Platforms, Inc. and the Sales Agents (incorporated by reference to Exhibit 1.2 of the Company’s Registration Statement on Form S-3 filed on August 9, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplement copies of any of the omitted schedules upon request by the SEC.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: August 9, 2024